SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12
Corporate Property Associates 17 – Global Incorporated (Name of Registrant as Specified In Its Charter)
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April 26, 2013

Notice of Annual Meeting of Stockholders
to be Held Wednesday, June 19, 2013

Dear CPA®:17 – Global Stockholder,

          On Wednesday, June 19, 2013, Corporate Property Associates 17 – Global Incorporated, a Maryland corporation ("CPA®:17 – Global"), will hold its 2013 Annual Meeting of Stockholders (the "Annual Meeting") at CPA®:17 – Global's executive offices, 50 Rockefeller Plaza, New York, New York, 10020. The meeting will begin at 4:00 p.m. local time.

          We are holding the Annual Meeting:

  •
  To consider and vote upon a proposal to elect five Directors to serve until the 2014 annual meeting and until their respective successors are duly elected and qualify; and

  •
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

          THE BOARD OF DIRECTORS OF CPA®:17 – GLOBAL RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

          Only stockholders of record who owned stock at the close of business on April 22, 2013 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

          CPA®:17 – Global mailed this Proxy Statement, proxy card, and its Annual Report to stockholders on or about May 3, 2013.

By Order of the Board of Directors

SUSAN C. HYDE Managing Director and Secretary

          It is important that your shares be represented and voted at the Annual Meeting, whether or not you attend the Annual Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card, signing and dating it and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2013:

This Proxy Statement and our Annual Report to stockholders are available at www.proxyvoting.com/wpc.

CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED

PROXY STATEMENT
APRIL 26, 2013

QUESTIONS & ANSWERS

          The accompanying proxy is solicited by the Board of Directors of Corporate Property Associates 17 – Global Incorporated, a Maryland corporation, for use at its 2013 annual meeting of stockholders (the "Annual Meeting") to be held on June 19, 2013 at 50 Rockefeller Plaza, New York, New York, 10020 at 4:00 p.m. local time, or any postponement or adjournment thereof. As used herein, "CPA®:17 – Global," the "Company," "we" and "us" refer to Corporate Property Associates 17 – Global Incorporated.

Who is soliciting my proxy?

          The Board of Directors of CPA®:17 – Global is sending you this Proxy Statement and enclosed proxy card.

Who is entitled to vote at the Annual Meeting?

          Stockholders of record of CPA®:17 – Global as of the close of business on April 22, 2013 (the "record date") are entitled to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

How many shares may vote?

          At the close of business on the record date, CPA®:17 – Global had 311,308,729 shares outstanding and entitled to vote. Every stockholder is entitled to one vote for each share held.

How do I vote?

          You may vote your shares either by attending the Annual Meeting or by authorizing a proxy by mail, by telephone or on the Internet. To authorize a proxy, sign and date the enclosed proxy card and return it in the enclosed envelope, or follow the instructions on the enclosed proxy card for authorizing your proxy by telephone or Internet. If you return your proxy card by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy card even if you plan to attend the Annual Meeting.

May I revoke my proxy?

          Yes, you may revoke your proxy at any time before the meeting by notifying CPA®:17 – Global's Secretary, Susan C. Hyde, in writing or submitting a new proxy card in writing, or by voting in person at the Annual Meeting. The mailing address of CPA®:17 – Global is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

Will my vote make a difference?

          Yes. Your vote is needed to ensure that the proposal can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

What is a quorum?

          A quorum is the presence, either in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. There must be a quorum for the meeting to be held. In accordance with Maryland law, abstentions, withholds, and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. The election inspectors will treat abstentions and non-votes as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

What vote is needed to approve the election of each of the nominees as Director?

          The affirmative vote of the holders of a majority of our shares present in person or by proxy at a meeting of stockholders duly called and at which a quorum is present is required to elect a Director. Each share may be voted for as many individuals as there are Directors to be elected. No stockholder shall have the right to cumulative votes. Unless otherwise required by our Charter or by Maryland law, other proposals must receive the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present.

How is my vote counted?

          If you properly execute a proxy card in the accompanying form, and if we receive it prior to voting at the Annual Meeting, the shares that the proxy represents will be voted in the manner specified on the proxy card. If no specification is made, the shares will be voted FOR the nominees for Director and as recommended by our Board of Directors with regard to all other matters in its discretion.

          Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, who will determine whether or not a quorum is present.

How will voting on stockholder proposals be conducted?

          We do not know of other matters that are likely to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your signed proxy card gives authority to the persons named therein to vote your shares on those matters in accordance with their discretion.

Who will pay the cost for this proxy solicitation and how much will it cost?

          CPA®:17 – Global will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy card. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our advisor and affiliate, Carey Asset Management Corp., and/or its affiliates (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. We intend to retain a solicitation firm, Computershare Fund Services, to assist in the solicitation of proxies for a fee estimated to be up to $140,000, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

ELECTION OF DIRECTORS

          At the Annual Meeting, you and the other stockholders will elect five Directors, each to hold office until the next Annual Meeting of stockholders and until his or her successor is duly elected and qualifies except in the event of death, resignation or removal. If a nominee is unavailable for election, the Board of Directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee. No circumstances are presently known that would render the nominees unavailable. Each of the nominees is currently a member of the Board of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

NOMINATING PROCEDURES

          CPA®:17 – Global's Board of Directors has not designated a separate nominating committee. The Board of Directors does not believe that a separate nominating committee is necessary because the full Board of Directors develops and reviews background information for all candidates for the Board of Directors, including those recommended by stockholders. Pursuant to CPA®:17 – Global's Charter, the Independent Directors act together to evaluate and nominate other Independent Directors. If there are no Independent Directors at a particular time, then Independent Directors shall be nominated by the full Board of Directors.

          Any stockholders entitled to vote at any regular or special meeting of stockholders may recommend Director candidates for inclusion by the Board of Directors in the slate of nominees that the Board of Directors recommends to stockholders for election. The qualifications of recommended candidates will be reviewed by the Board of Directors. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election as a Director by the stockholders, his or her name will be included in the Proxy Statement and proxy card for the stockholder meeting at which his or her election is recommended.

          Assuming that appropriate biographical and background material is provided for Director candidates recommended by stockholders, the Board of Directors will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors or by other persons. The process followed by the Board of Directors to identify and evaluate candidates includes requests to Board of Directors members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board of Directors. The Board of Directors is authorized to retain advisers and consultants and to compensate them for their services. The Board of

Directors retained Towers Watson & Co. ("Towers Watson") to provide such services during 2012. Please see the section "Compensation of Directors and Executive Officers – Fiscal 2012" for a description of the services provided by Towers Watson.

          In considering whether to recommend any candidate for inclusion in the Board of Directors' slate of recommended Director nominees, including candidates recommended by stockholders, the Board of Directors will apply the criteria set forth in our Charter and will also consider the candidate's integrity, business acumen, age, experience, diligence, potential conflicts of interest and the ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

          Stockholders may nominate individuals for election to the Board of Directors by complying with the notice procedures set forth in our Bylaws. Please see the section titled "Stockholder Communications" in this Proxy Statement for a description of the notice procedures and the address to which such notice should be sent.

          The nominating stockholder's notice must set forth, as to each individual whom the stockholder proposes to nominate for election or re-election as a Director:

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  the name, age, business address and residence address of such individual;

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  the class, series and number of any shares of stock of CPA®:17 – Global that are beneficially owned by such individual;

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  the date such shares were acquired and the investment intent of such acquisition; and

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  all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Securities and Exchange Commission ("SEC") Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

          Also, the stockholder giving notice must provide:

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  as to such stockholder and any Stockholder Associated Person*, the class, series and number of all shares of stock of CPA®:17 – Global that are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person;

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  as to such stockholder and any Stockholder Associated Person, the name and address of such stockholder, as they appear on CPA®:17 – Global's stock ledger and current name and address, if different, of such Stockholder Associated Person; and

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  to the extent known by such stockholder, the name and address of any other stockholder supporting the nominee for election or re-election as a Director.

          The Board of Directors may require any proposed nominee to furnish such other information as may reasonably be required by CPA®:17 – Global or the Board of Directors to determine the eligibility of such proposed nominee to serve as a Director. The Board of Directors will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The chairman of the meeting of stockholders held for purposes of voting on the proposed nominee's election shall, if the facts warrant, determine and declare to the stockholders at such meeting that a nomination was not made in accordance with the foregoing procedures. If the chairman should so determine, he or she shall declare that the defective nomination shall be disregarded.

*
"Stockholder Associated Person" of any stockholder means (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of CPA®:17 – Global owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

 NOMINEES FOR THE BOARD OF DIRECTORS

          Unless otherwise specified, proxies will be voted FOR the election of the named nominees.

          Detailed biographical and other information on each nominee for election to the Board of Directors is provided below. Following each nominee's biographical information, we have provided information concerning the particular attributes, experience and/or skills that have led the Board of Directors to determine that each nominee should serve as a Director.

TREVOR P. BOND
Age: 51
DIRECTOR Since: 2012

          Mr. Bond has served as Chief Executive Officer since September 2010, having served as interim Chief Executive Officer since July 2010, and as President since October 2012. He has also served as the Chief Executive Officer of W. P. Carey Inc. ("WPC"), the parent company of our advisor, and Corporate Property Associates 16 – Global Incorporated ("CPA®:16 – Global" and, together with CPA®:17 – Global, the "Operating CPA® REITs") a publicly-owned, non-listed real estate investment trust ("REIT") sponsored by WPC and an affiliate of the Company since September 2010 after serving as interim Chief Executive Officer since July 2010. Mr. Bond has also served as President and a Director of WPC since October 2012 and April 2007, respectively, and as a Director of CPA®:16 – Global since June 2012. He also served as Interim Chief Executive Officer of Corporate Property Associates 14 Incorporated ("CPA®:14") and Corporate Property Associates 15 Incorporated ("CPA®:15" and together with CPA®:14 and the Operating CPA® REITs, the "CPA® REITs") from July 2010 to September 2010 and as Chief Executive Officer from that date through May 2011 and September 2012 when it merged with WPC, respectively. Mr. Bond had also served as an Independent Director and a member of the Audit Committee of each of CPA®:14, CPA®:15 and CPA®:16 – Global from February 2005 to April 2007. From June 2007 until his appointment as interim Chief Executive Officer of WPC, Mr. Bond was a member of the Board and Investment Committee of Carey Asset Management Corp., which, together with its affiliates serves as the advisor to the CPA® REITs. Since September 2010, Mr. Bond has also served as Chairman of the Board of Directors of Carey Watermark Investors Incorporated ("CWI"), a publicly owned, non-listed REIT sponsored by WPC. Mr. Bond has been the managing member of a private investment vehicle investing in real estate limited partnerships, Maidstone Investment Co., LLC, since March 2002. He served in several management capacities for Credit Suisse First Boston ("CSFB"), from 1992 to 2002, including: co-founder of CSFB's Real Estate Equity Group, which managed approximately $3 billion of real estate assets; founding team member of Praedium Recovery Fund, a $100 million fund managing distressed real estate and mortgage debt; and as a member of the Principal Transactions Group managing $100 million of distressed mortgage debt. Prior to CSFB, Mr. Bond served as an associate to the real estate and finance departments of Tishman Realty & Construction Co. and Goldman, Sachs & Co. in New York. Mr. Bond also founded and managed an international trading company from 1985 to 1987 that sourced industrial products in China for U.S. manufacturers. Mr. Bond's qualifications for service on our Board include his knowledge of our business and our assets gained in his capacity as the Chief Executive Officer of our advisor and his former service as an Independent Director of WPC, CPA®:14, CPA®:15, and CPA®:16 – Global, as well as over 25 years of real estate experience in several sectors, including finance, development, investment and asset management, across a range of property types, which led us to conclude that he should serve as a member of our Board. Mr. Bond received an M.B.A. from Harvard University.

MARSHALL E. BLUME*
Age: 72
Director Since: 2008

          Dr. Blume serves as an Independent Director and as a member of the Audit Committee of the Board of Directors. Dr. Blume has also served as an Independent Director and a member of the Audit Committee of CPA®:16 – Global since June 2011, having previously served in those capacities from April 2007 to April 2008 and again from June 2009 to July 2010. He had also served as an Independent Director and a member of the Audit Committees of CPA®:14 from April 2007 to May 2011 and of CPA®:15 from June 2011 through the date of the merger with WPC in September 2012, having previously served in those capacities from April 2007 to June 2009. Dr. Blume is the Howard Butcher III Professor, Emeritus, of Financial Management at the Wharton School of the University of Pennsylvania and Director Emeritus of the Rodney L. White Center for Financial Research, also at the Wharton School. Dr. Blume has been associated with the Wharton School since 1967. Dr. Blume has also been a partner in Prudent Management Associates, a registered investment advisory firm, since 1982, and Chairman and President of Marshall E. Blume, Inc., a consulting firm, for over 25 years. He is an Associate Editor of the Journal of Fixed Income and the Journal of Portfolio Management. He is currently a member of the Board of Managers of the Measey Foundation, which is dedicated to the support of medical education in the Philadelphia area. He is a member of the Board of

Managers, Episcopal Church, Eastern Diocese, the Shadow Financial Regulatory Committee and the Financial Economist Roundtable. Dr. Blume is a former trustee of Trinity College (Hartford) and the Rosemont School. Dr. Blume received his S.B. from Trinity College and both his M.B.A. and Ph.D. from the University of Chicago. Dr. Blume's qualifications for service on our Board include his distinguished academic career at a leading educational institution, his expertise in the field of economics and finance and his involvement in several charitable and industry organizations.

ELIZABETH P. MUNSON*
Age: 56
Director Since: 2007

          Ms. Munson serves as an Independent Director and as a member of the Audit Committee of the Board of Directors. Ms. Munson has also served as an Independent Director and a member of the Audit Committee of CPA®:16 – Global since April 2004. She had also served as an Independent Director and member of the Audit Committees of CPA®:14 from December 2006 to September 2007, having previously served in those capacities from April 2002 to December 2003, and of CPA®:15 from April 2003 through the date of the merger with WPC in September 2012. Ms. Munson is the Chairman of the Board and President of Rockefeller Trust Company, N.A. and President of, and a Director of, The Rockefeller Trust Company (Delaware), having joined those companies in June 2001. Ms. Munson is also a Managing Director of Rockefeller & Co. Prior to joining Rockefeller, she was a partner in the Private Clients Group of the law firm White & Case LLP from January 1993 to June 2001 and an associate at White & Case LLP from October 1983 to December 1992. Ms. Munson is a member of the Board of Managers, Vice President and Secretary of Episcopal Social Services, New York, New York, a member of the Board of Directors and President of United Neighbors of East Midtown, New York, New York and a member of the Board of Directors and Secretary of Friends of WWB/USA Inc., New York, New York. She is also a member of the Board of Directors of the Cancer Schmancer Foundation, New York, New York and a member of the Board of Directors of Lenox Hill Neighborhood House, New York, New York. Ms. Munson received her B.A. from Yale University, her J.D. from Harvard University and her Masters in Tax Law from New York University. Ms. Munson's qualifications for service on our Board include her executive experience with a leading investment and wealth management firm, her prior legal experience and her involvement in several charitable organizations.

RICHARD J. PINOLA*
Age: 67
Director Since: 2010

          Mr. Pinola serves as an Independent Director and member of the Audit Committee of the Board of Directors, having previously served as an Independent Director and Chairman of the Audit Committee from October 2007 to June 2009. He has also served as an Independent Director and Chairman of the Audit Committee of CPA®:16 – Global since August 2006 and non-executive chairman of the Board of Directors since September 2012, having previously served as lead independent director since June 2011. Mr. Pinola had also served as an Independent Director and a member of the Audit Committee of CPA®:14 from June 2009 to July 2010 (having previously served in those capacities, including as Chairman of the Committee, from July 2006 to April 2008). He had also served as an Independent Director and Chairman of the Audit Committee of the Board of Directors of CPA®:15 from August 2006 to September 2007 and had served as an Independent Director and a member of the Audit Committee again from June 2008 through the date of the merger with WPC in September 2012 (Chairman of the Committee from August 2009 to September 2012). Mr. Pinola served as Chief Executive Officer and Chairman of Right Management Consultants from 1994 through 2004. He served as a Director of that company from 1990 and as CEO from 1992 until Right Management was purchased by Manpower Inc. Prior to joining Right Management Consultants, Mr. Pinola was President and Chief Operating Officer of Penn Mutual Life Insurance Company, an $8 billion diversified financial service firm. He was also a certified public accountant with PriceWaterhouse & Co. (now PricewaterhouseCoopers LLP). Mr. Pinola is a Director of Bankrate.com, having previously served in that capacity from October 2004 to September 2009. Mr. Pinola also served as a Director of Kenexa Inc. from June 2005 to December 2012, K-Tron International from 1994 to April 2010 and Nobel Learning Communities from October 2004 to August 2011. He is also on the Boards of the Visiting Nurses Association and King's College. He has also served on the boards of directors of the American Lung Association, Janney Montgomery Scott LLC, the Life Office Management Association and the Horsham Clinic. Mr. Pinola was the Founder and Director of The Living Wills Archive Company and a Founder and board member of the Mutual Association for Professional Services. Mr. Pinola received his B.S. in Accounting from King's College. Mr. Pinola's qualifications for service on our Board include his extensive executive experience, his knowledge of accounting and his involvement in several charitable organizations.

JAMES D. PRICE*
Age: 74
Director Since: 2007

          Mr. Price serves as an Independent Director and a member of the Audit Committee of the Board of Directors since October 2007 (including as Chairman of the Audit Committee since August 2009) and non-executive chairman of the Board of Directors since September 2012. He has also served as an Independent Director and a member of the Audit Committee of CPA®:16 – Global since June 2011 (having previously served in those capacities from September 2005 to September 2007). Mr. Price had also served as an Independent Director and a member of the Audit Committees of CPA®:14 from September 2005 to April 2006 and again from December 2006 to May 2011 (having served as Chairman of the Committee since April 2008) and of CPA®:15 from June 2006 through the date of the merger with WPC in September 2012 (Chairman of the Committee from September 2007 to August 2009). Mr. Price has over 40 years of real estate experience in the U.S. and foreign markets, including significant experience in structuring mortgage loans, leveraged leases, credit leases and securitizations involving commercial and industrial real estate. He is the President of Price & Marshall, Inc., a corporate equipment and corporate real estate financing boutique that he founded in 1993. From March 1990 to October 1993, he worked at Bear Stearns & Co., Inc., where he structured and negotiated securitizations of commercial mortgages and corporate financings of real and personal property. From March 1985 to March 1990, he served as a Managing Director at Drexel Burnham Lambert Incorporated and as an Executive Vice President at DBL Realty, its real estate division. He also served in various capacities at Merrill Lynch & Co., including serving as manager of the Private Placement Department from 1970 to 1980, as a founder of Merrill Lynch Leasing, Inc. in 1976 and as Chairman of the Merrill Lynch Leasing, Inc. Investment Committee from 1976 to 1982. He is also on the Board of Advisors of the Harry Ransom Center at the University of Texas in Austin. Mr. Price received his B.A. from Syracuse University and his M.B.A. from Columbia University. Mr. Price's qualifications for service on our Board include his extensive experience in corporate real estate financing and sale-leaseback transactions in both the U.S. and foreign markets.

*
Independent Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

JOHN D. MILLER
Age: 68

          Mr. Miller joined WPC in 2004 as Vice Chairman of Carey Asset Management and has served as the Company's Chief Investment Officer since October 2007. He has also served in the same capacity with WPC and CPA®:16 – Global since March 2005. Mr. Miller had also served in the same capacity with CPA®:14 from March 2005 to May 2011 and CPA®:15 from March 2005 to September 2012 when it merged with WPC. Mr. Miller was a Co-founder of StarVest Partners, L.P., a technology oriented venture capital fund. Mr. Miller continues to retain a Non-Managing Member interest in StarVest. From 1995 to 1998, he served as President of Rothschild Ventures Inc., the private investment unit of Rothschild North America. Prior to joining Rothschild in 1995, he held positions at two private equity firms, CSFB's Clipper group and Starplough Inc., an affiliate of Rosecliff. Mr. Miller previously served in investment positions at the Equitable Capital Management Corporation, including serving as President, Chief Executive Officer, and head of its corporate finance department. He currently serves on the Board of Viggle Inc. and SFX Holding Corporation. He received his B.S. from the University of Utah and an M.B.A. from the University of Santa Clara.

CATHERINE D. RICE
AGE: 53

          Ms. Rice has served as Chief Financial Officer since March 2013, having served as Managing Director since January 2013. Ms. Rice also serves as Chief Financial Officer of WPC, CPA®:16 – Global, and CWI since March 2013, having served as Managing Director of each since January 2013. Before joining WPC, from January 2010 to January 2013, Ms. Rice was a Managing Partner of Parmenter Realty Partners, a private real estate investor that focuses on distressed and value-add office properties in the Southeast and Southwest regions of the U.S. From November 2002 to March 2009, she was Chief Financial Officer of iStar Financial Inc. , a publicly traded finance company focused on the commercial real estate industry that provides custom tailored financing to private and corporate owners of real estate. From April 1999 to October 2002, she was Managing Director in both the financial sponsors group and the real estate investment banking group of Banc of America Securities, based in San Francisco. From May 1996 to March 1999, she was a Managing Director at Lehman Brothers, where she was responsible for the firm's West Coast real estate investment banking effort. She spent the first ten years of her career, from August 1986 to April 1996, with Merrill Lynch in its real estate investment banking group, both in New York and Los Angeles. Ms. Rice received a B.A. degree from the University of Colorado in 1981 and an M.B.A. degree from Columbia University in 1986.

THOMAS E. ZACHARIAS
Age: 59

          Mr. Zacharias has served as Chief Operating Officer and Managing Director since October 2007. He has also served as Chief Operating Officer of WPC since March 2005 (as head of the Asset Management Department and Managing Director since April 2002), and as Chief Operating officer and Managing Director of CPA®:16 – Global since May 2011, having previously served as President since June 2003. He had also served as Chief Operating Officer of CPA®:14 from March 2005 to May 2011 and CPA®:15 from March 2005 throught the date of the merger with WPC in September 2012, having also served as Managing Director of each since April 2002, and as an Independent Director of CPA®:14 from 1997 to 2001 and of CPA®:15 in 2001. Mr. Zacharias has also served as Chief Operating Officer of CWI since September 2010. Prior to joining WPC, Mr. Zacharias was a Senior Vice President of MetroNexus North America, a Morgan Stanley Real Estate Funds Enterprise. Prior to joining MetroNexus in 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998, Mr. Zacharias was a senior officer at Corporate Property Investors, which at the time of its merger into Simon Property Group in 1998 was one of the largest private equity REITs in the U.S. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University in 1976 and a Masters in Business Administration from Yale School of Management in 1979. He is a member of the Urban Land Institute, International Council of Shopping Centers and NAREIT, and served as a Trustee of Groton School in Groton, Massachusetts between 2003 and 2007.

AUDIT COMMITTEE MATTERS

Audit Committee

          Our Board of Directors has established a standing Audit Committee. The Audit Committee meets on a regular basis at least quarterly and throughout the year as necessary. The Audit Committee's primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, the compliance with legal and regulatory requirements and independence qualifications and performance of our internal audit function and Independent Registered Public Accounting Firm, all in accordance with the Audit Committee charter. The Directors who serve on the Audit Committee are all "independent" as defined in our Bylaws and the New York Stock Exchange listing standards and applicable rules of the SEC. The Audit Committee is currently comprised of Marshall E. Blume, Elizabeth P. Munson, Richard J. Pinola and James D. Price (Chairman). Our Board of Directors has determined that Mr. Price, an Independent Director, is a "financial expert" as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). Our Board of Directors has adopted a formal written charter for the Audit Committee, which can be found on our website (www.cpa17global.com) in the "About CPA®:17 – Global – Corporate Governance" section.

REPORT OF THE AUDIT COMMITTEE

          The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act or the Exchange Act except to the extent that we incorporate it by specific reference.

          The Audit Committee reports as follows with respect to the audit of CPA®:17 – Global's fiscal 2012 audited financial statements.

          The Audit Committee held four regularly scheduled quarterly meetings and five additional meetings during 2012.

          The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with the management of CPA®:17 – Global.

          Management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining a system of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company's outside or external auditors, PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm is responsible for auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee reviews the performance of the Company's internal audit function and the qualification of its audit personnel. The Audit Committee does not prepare financial statements or conduct audits.

          The Audit Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received written disclosures and the letter from the Independent Registered Public Accounting Firm required by the applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm's communication with the Committee concerning independence and has discussed with the Independent Registered Public Accounting Firm its independence from CPA®:17 – Global and its affiliates. Based on review and discussions of CPA®:17 – Global's audited financial statements with management and discussions with the Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2012 be included in the Annual Report on Form 10-K for filing with the SEC.

Submitted by the Audit Committee:
James D. Price, Chairman Marshall E. Blume Elizabeth P. Munson Richard J. Pinola

Fees Billed By PricewaterhouseCoopers LLP During Fiscal Years 2012 and 2011

          The following table sets forth the approximate aggregate fees billed to CPA®:17 – Global during fiscal years 2012 and 2011 by PricewaterhouseCoopers LLP, categorized in accordance with SEC definitions and rules:

	2012	2011
Audit Fees(1)	$916,057	$1,257,749
Audit-Related Fees(2)	193,050	0
Tax Fees(3)	207,376	13,469
All Other Fees	0	0

Total Fees	$1,316,483	$1,271,218

(1)
Audit Fees: This category consists of fees for professional services rendered for the audits of CPA®:17 – Global's audited 2012 and 2011 financial statements and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 for each of the 2012 and 2011 fiscal years and other audit services, including SEC registration statement review and the related issuance of comfort letters and consents.

(2)
Audit-Related Fees: This category consists of audit-related services performed by PricewaterhouseCoopers LLP and for 2012 includes services related to improvements made by the Company to its accounting processes. No fees were billed for audit-related services rendered by PricewaterhouseCoopers LLP for 2011.

(3)
Tax Fees: This category consists of fees billed to CPA®:17 – Global by PricewaterhouseCoopers LLP for tax compliance and consultation services.

Pre-Approval By Audit Committee

          The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the Independent Registered Public Accounting Firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. The Independent Registered Public Accounting Firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the Independent Registered Public Accounting Firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

          If a non-audit service is required before the Audit Committee's next scheduled meeting, the Committee has delegated to its Chairman, Mr. Price, the authority to approve such services on its behalf, provided that such action is reported to the Committee at its next meeting.

BOARD'S ROLE IN RISK OVERSIGHT AND ITS LEADERSHIP STRUCTURE

          Our advisor is charged with assessing and managing risks associated with our business on a day-to-day basis. We rely on our advisor's internal processes to identify, manage and mitigate material risks and to communicate with our Board of Directors. The Board's role is to oversee the advisor's execution of these responsibilities and to assess the advisor's approach to risk management on our behalf. The Board exercises this role periodically as part of its regular meetings and through meetings of its Audit Committee. The Board and the Audit Committee receive reports at their regular meetings from representatives of our advisor on areas of material risk to CPA®:17 – Global, including operational, financial, legal, regulatory, strategic and reputational risk, in order to review and understand risk identification, risk management and risk mitigation strategies.

          We maintain separate roles for our Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Chief Executive Officer, who is also the Chief Executive Officer of our advisor, has the general responsibility for implementing our policies and for the management of our business and affairs, while our Chairman of the Board, James D. Price, one of our independent directors, presides over meetings of the full Board, provides critical thinking with respect to our strategy and performance and acts as the primary liaison between our independent directors and our advisor. Our independent directors meet regularly in executive session and maintain an open line of communication with our Chief Executive Officer. Our Board appointed Mr. Price as non-executive chairman of the Board in September 2012. He previously served as lead director since June 2011. Our Board believes that Mr. Price is well-suited for his role as Chairman based on his extensive executive and board level experience.

 BOARD MEETINGS AND DIRECTORS' ATTENDANCE

          There were four regular Board meetings, three additional Board meetings, and nine Audit Committee meetings held in 2012, and each Director attended at least seventy-five percent of the aggregate Audit Committee meetings and Board meetings held during the year. The Board of Directors of CPA®:17 – Global does not have standing nominating or compensation committees. Although there is no specific policy regarding Director attendance at meetings of stockholders, Directors are invited and encouraged to attend. All Directors attended the 2012 annual meeting of stockholders.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS – FISCAL 2012

          We have no employees. Day-to-day management functions are performed by our advisor. During 2012, we did not pay any compensation to our Executive Officers. We have not paid, and do not intend to pay, any annual compensation to our Executive Officers for their services as officers; however, we reimburse our advisor for the services of its personnel, including those who serve as our officers pursuant to the advisory agreement. Please see the section titled "Certain Relationships and Related Transactions" for a description of the contractual arrangements between us and our advisor and its affiliates.

          In 2012, CPA®:17 – Global's Board of Directors retained Towers Watson, a compensation consulting firm that also acted as the independent compensation consultant to the Compensation Committee of the Board of Directors of WPC during 2012, to conduct a peer group analysis on director compensation programs, to provide information and observations regarding current pay practices, and to provide its recommendations for the director compensation program of CPA®:17 – Global, as well as any other active CPA® REITs, based on its evaluation and analysis. Based on the recommendations of Towers Watson, our Board of Directors determined that, effective as of July 1, 2012, the CPA®:17 – Global and the other active CPA® REITs pay to each of their respective Directors who are not officers an aggregate annual cash retainer of $100,000 and an aggregate annual grant of $50,000 of shares of common stock (valued based upon the most recently published net asset value per share ("NAV") or, if the NAV has not yet been published, the current offering price), in each case allocated among the active CPA® REITs. From July 1, 2012 through September 28, 2012, the active CPA® REITs were CPA®:15, CPA®:16 – Global and CPA®:17 – Global. On September 28, 2012, CPA®:15 merged with WPC, and as a result, from October 1, 2012 through December 31, 2012, the active CPA® REITs were CPA®:16 – Global and CPA®:17 – Global. In addition, the Chairman of our Audit Committee received an annual cash retainer of $10,000 in 2012. From January 1 through June 30, 2012, CPA®:17 – Global paid the Directors who are not officers an annual cash retainer of $25,000 and $1,000 in cash for in-person attendance at each regular quarterly board meeting. Neither Mr. Bond nor Wm. Polk Carey, who was Chairman of the Board until his passing on January 2, 2012, received compensation for serving as a Director during 2012.

2012 DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Marshall E. Blume	$38,333	$16,667	$294	$55,294
Elizabeth P. Munson	38,333	16,667	294	55,294
Richard J. Pinola	38,333	16,667	294	55,294
James D. Price	48,333	16,667	294	65,294

(1)
Amounts in the "Stock Awards" column reflect the aggregate grant date fair value of awards of shares of our common stock granted for 2011, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation ("FASB ASC Topic 718"), related to the annual grant of shares of our common stock on July 1, 2012. The grant date fair values of awards were calculated by multiplying the number of shares granted by our public offering price, less discounts.

(2)
All Other Compensation reflects dividends paid during 2012 on the stock awards set forth in the table.

BOARD REPORT ON EXECUTIVE COMPENSATION

          SEC regulations require the disclosure of the compensation policies applicable to Executive Officers in the form of a report by the compensation committee of the Board of Directors (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, CPA®:17 – Global has no employees and pays no direct compensation. As a result, CPA®:17 – Global has no compensation committee, and the Board of Directors has not considered a compensation policy for employees and has not included a report with this Proxy Statement. Pursuant to the advisory agreement, CPA®:17 – Global reimbursed our advisor for CPA®:17 – Global's proportional share of the cost incurred during 2012 by the advisor and other affiliates of WPC in paying Mr. Bond in connection with his services on behalf of the Company. Please see the section titled "Certain Relationships and Related Transactions" for additional details regarding reimbursements to WPC and its affiliates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          As noted above, CPA®:17 – Global's Board of Directors has not appointed a compensation committee. None of the members of CPA®:17 – Global's Board of Directors are involved in a relationship requiring disclosure as an interlocking Executive Officer/Director or under Item 404 of Regulation S-K or as a former officer or employee of CPA®:17 – Global.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the SEC and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. We know of no stockholder who beneficially owned more than 5% of the outstanding shares.

          The following table shows how many shares of CPA®:17 – Global's common stock were owned, as of March 31, 2013, by the Directors and Named Executive Officers, which under SEC Regulations consists of our Chief Executive Officer and our Chief Financial Officer. Directors and Named Executive Officers who owned no shares are not listed in the table. The business address of the Directors and Named Executive Officers listed below is the address of our principal executive office, 50 Rockefeller Plaza, New York, NY 10020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Marshall E. Blume	7,791		*
Elizabeth P. Munson	10,089		*
Richard J. Pinola	24,985	(1)	*
James D. Price	6,685		*
All Directors and Executive Officers as a Group (8 Individuals)	50,550		*

*
Less than 1%

(1)
Includes 12,254 shares owned by Mr. Pinola's wife. Mr. Pinola disclaims beneficial ownership of these shares.

CODE OF ETHICS

          CPA®:17 – Global's Board of Directors has adopted a Code of Ethics that sets forth the standards of business conduct and ethics applicable to all of our officers, including our Executive Officers and Directors. This code is available on the Company's website (www.cpa17global.com) in the "Investor Relations – Corporate Governance" section. We also intend to post amendments to or waivers from the Code of Ethics at this location on the website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Trevor P. Bond is a member of our Board of Directors and the Chief Executive Officer, President and a Director of WPC, the parent company of our advisor. During 2012, we retained our advisor to provide advisory services in connection with identifying, evaluating, negotiating, financing, purchasing and disposing of investments, to perform day-to-day management services and certain administrative duties for us pursuant to an advisory agreement. The advisor earns asset management and other fees, and an affiliate of the advisor holds a membership interest in our operating partnership subsidiary entitling the affiliate to certain cash distributions. Fees and operating partnership distributions are payable in cash or shares of our common stock at the option of the advisor.

          During 2012, we paid the advisor $20.5 million in asset management fees through the issuance of our stock. Our operating partnership paid $14.6 million in distributions of available cash to an affiliate of our advisor pursuant to the operating partnership agreement of our operating partnership.

          In addition, in return for performing services related to CPA®:17 – Global's investment acquisitions, the advisor will be paid acquisition fees, a portion of which will be payable upon acquisition of investments for making of such investments or for the development or construction of properties (the "initial acquisition fee") with the remainder subordinated to a preferred return threshold (the "subordinated acquisition fee"). In connection with the acquisition of long-term net lease investments, we incurred current and deferred acquisition fees of $24.5 million and $19.2 million, respectively, during 2012. During 2012, we made payments of deferred acquisition fees to our advisor totaling $15.7 million. Unpaid installments of deferred acquisition fees, which totaled $26.2 million at December 31, 2012, are included in due to affiliates in our consolidated financial statements.

          The advisor may also receive subordinated disposition fees for services provided in connection with CPA®:17 – Global's liquidation subject to certain conditions. Pursuant to the subordination provisions of the advisory agreement, the disposition fees may be paid only if the applicable preferred return criterion has been achieved through the end of the prior fiscal quarter. Payment of such amount, however, cannot be made until the subordination provisions are met. To the extent that subordinated disposition fees are not paid on a current basis due to the foregoing limitation, the unpaid fees will be due and paid at such time as the limitation has been satisfied, together with interest from the time of disposition of the investment to which they relate, at the rate of 5%. We incurred subordinated disposition fees of $0.2 million during 2012.

          CPA®:17 – Global is liable for expenses incurred in connection with the offering of its securities, which closed in January 2013. These expenses were deducted from the gross proceeds of CPA®:17 – Global's public offering. Total organization and offering expenses, including underwriting compensation, did not exceed 15% of the gross proceeds of CPA®:17 – Global's offering. Pursuant to the dealer manager agreement between Carey Financial, LLC ("Carey Financial"), an affiliate of WPC, and CPA®:17 – Global, Carey Financial received selling commissions of up to $0.65 per share sold and a dealer manager fee of up to $0.35 per share sold. Carey Financial re-allowed all selling commissions to selected dealers participating in the offering and was able to re-allow up to $0.05 per share sold of its dealer manager fee to selected dealers as an additional commission in certain cases. Total underwriting compensation paid in connection with this offering, including selling commissions, the dealer manager fee and reimbursements made by Carey Financial to selected dealers, did not exceed the limitations prescribed by the Financial Industry Regulatory Authority, Inc., known as FINRA. The limit on underwriting compensation is currently 10% of gross offering proceeds. CPA®:17 – Global also reimbursed Carey Financial for reasonable bona fide due diligence expenses, which were supported by a detailed and itemized invoice. CPA®:17 – Global reimbursed its advisor or one of its affiliates for other organization and offering expenses (including, but not limited to, registration fees paid to the SEC, FINRA, and state regulatory authorities, issuer legal expenses, advertising, sales literature, fulfillment, escrow agent, transfer agent, personnel costs associated with preparing the registration and offering of CPA®: 17 – Global's stock). CPA®:17 – Global's advisor agreed to be responsible for the payment of organization and offering expenses (excluding selling commissions and dealer manager fees) that exceeded 2% of the gross offering proceeds. The total costs paid by CPA®:17 – Global's advisor and its affiliates in connection with the offering of our securities were $20.5 million through December 31, 2012, of which $20.1 million has been reimbursed as of December 31, 2012.

          We own interests in property-owning entities ranging from 12% to 85%, with the remaining interests held by other CPA® REITs and affiliates of our advisor.

          Because we do not have our own employees, the advisor employs, directly and through its affiliates, officers and other personnel to provide services to us, including our Executive Officers. During 2012, $5.2 million was paid to the advisor or its affiliates to cover such personnel expenses, which amount includes both cash compensation and employee benefits. In addition, pursuant to our amended and restated advisory agreement, we pay our proportionate share, based on gross revenues, of office rental expenses and of certain other overhead expenses. Our share of office rental expenses for 2012 was $0.8 million.

Policies and Procedures With Respect to Related Party Transactions

          All of the transactions that we enter into with related persons, such as our Directors, Officers, and their immediate family members, must be, after disclosure of such affiliation, approved or ratified by a majority of our Directors (including a majority of independent Directors) who are not otherwise interested in the transaction. In addition, such Directors and Independent Directors must determine that (1) the transaction is in all respects on such terms as, at the time of the transaction and under the circumstances then prevailing, fair and reasonable to our stockholders and (2) the terms of such transaction are at least as favorable as the terms then prevailing for comparable transactions made on an arm's-length basis. In addition, our Charter provides that we may purchase or lease assets from WPC, our advisor, our directors or affiliates of any of the foregoing if a majority of our Directors (including a majority of Independent Directors) not otherwise interested in the transaction determines that (1) such transaction is fair and reasonable to us and at a price equal to the cost of the asset to WPC, our advisor, our directors or affiliates of WPC, our advisor or our directors, or (2) if the price to us is in excess of such cost, that there is a substantial justification for such excess and such excess is reasonable.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires that Directors, Executive Officers and any persons who are the beneficial owners of more than 10% of our shares file reports of their ownership and changes in ownership of our shares with the SEC and to furnish us with copies of all such Section 16 reports that they file. Based upon a review of the copies of such reports furnished to us as filed with the SEC and other written representations that no other reports were required to be filed during the year, we believe that our Directors and Executive Officers were in compliance with the reporting requirements of Section 16(a) during 2012 and know of no stockholder who beneficially owned more than 10% of our stock.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          From CPA®:17 – Global's inception, we have engaged the firm of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm. The Audit Committee has approved the engagement of PricewaterhouseCoopers LLP as the Company's auditors for 2013. PricewaterhouseCoopers LLP also serves as auditor for each of WPC, CPA®:16 – Global and CWI and served as the auditor for CPA®:15 through the date of its merger with WPC in September 2012.

          A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement, if he or she desires to do so, and to respond to appropriate questions from stockholders.

STOCKHOLDER COMMUNICATIONS

          The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, Ms. Susan C. Hyde, Secretary, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Directors as she considers appropriate. This monitoring process has been approved by our Independent Directors.

          We must receive at our principal executive offices any proposal that a stockholder intends to present at CPA®:17 – Global's 2014 Annual Meeting no later than January 2, 2014 in order to be included in CPA®:17 – Global's Proxy Statement and form of proxy relating to the 2014 Annual Meeting pursuant to SEC Rule 14a-8 under the Exchange Act.

          In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders, whether or not intended to be included in our proxy materials, must be submitted in accordance with our Bylaws in order to be considered at our 2013 Annual Meeting. Our Bylaws currently provide that, in order to bring any business or nominations before an annual meeting of stockholders, the stockholder must give timely notice of such nomination or proposal in writing to the Secretary of CPA®:17 – Global. To be timely, a stockholder's notice must contain all the information set forth in Section 11 of Article II of our Bylaws and be delivered to the Secretary of CPA®:17 – Global at the principal executive offices of CPA®:17 – Global not earlier than 150 days nor later than 5:00 p.m., New York City Time, on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting (unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, in which case the notice must be delivered to our Secretary not earlier than 150 days prior to the date of the annual meeting and not later than 5:00 p.m., New York City Time, on the later of the 120th day prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made). Accordingly, under our current Bylaws, a stockholder nomination or proposal intended to be considered at the 2014 Annual Meeting must be received by us no earlier than December 4, 2013 and not later than January 3, 2014. Our Secretary will provide a copy of our Bylaws upon written request and without charge.

          Stockholders and other interested persons who wish to send communications on any topic to the Board of Directors should address such communications in care of Ms. Susan C. Hyde, Secretary, Corporate Property Associates 17 – Global Incorporated, 50 Rockefeller Plaza, New York, NY 10020.

0000144025_1 R1.0.0.11699 CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED ATTN: INVESTOR RELATIONS 50 ROCKEFELLER PLAZA FL 2 NEW YORK, NY 10020 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following Directors to serve until For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. the 2014 annual meeting: 1. Election of Directors Nominees 0 0 0 01 Marshall E. Blume 02 Trevor P. Bond 03 Elizabeth P. Munson 04 Richard J. Pinola 05 James D. Price NOTE: Such other matters as may properly come before the meeting at the discretion of the proxy holders. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000144025_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED Proxy for Annual Meeting of Stockholders - June 19, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Corporate Property Associates 17 - Global Incorporated, a Maryland corporation (the "Company"), appoints Thomas E. Zacharias and Catherine D. Rice, and each of them, with full power of substitution, as proxy to attend the Annual Meeting of Stockholders of the Company to be held at Corporate Property Associates 17 - Global Incorporated's executive offices, 50 Rockefeller Plaza, New York, New York 10020, on June 19,2013, at 4:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. Continued and to be signed on reverse side